UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 2, 2017

Patheon N.V.
(Exact Name of Registrant as Specified in its Charter)

The Netherlands	001-37837	98-1153534
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Evert van de Beekstraat 104
1118, CN, Amsterdam Schiphol
The Netherlands
(Address of Registrant’s Principal Executive Offices and Zip Code)

+31 (0)20 622 3243
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company.	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07          Submission of Matters to a Vote of Security Holders.

The following matters were voted upon and adopted at the Extraordinary General Meeting of Shareholders of Patheon N.V. (“Patheon”) held on August 2, 2017:

1. Conditional appointment of the following person as executive director of our Board of Directors (the “Patheon Board”) (agenda item 3b):

	Nominee	For	Against	Abstain	Broker Non-Votes
(3b)	Anthony H. Smith	132,896,434	802,437	20,039	--

2. Conditional appointment of the following persons as non-executive directors of the Patheon Board (agenda items 3a, 3c, 3d and 3e):

	Nominee	For	Against	Abstain	Broker Non-Votes
(3a)	Seth H. Hoogasian	132,896,316	802,521	20,073	--

(3c)	Patrick M. Durbin	132,896,306	802,521	20,083	--

(3d)	John Sos	132,896,306	802,521	20,083	--

(3e)	Shiraz Ladiwala	132,896,306	802,665	19,939	--

3.  Conditional granting of full and final discharge to each member of the Patheon Board for his or her acts of management or supervision, as applicable, up to the date of the Extraordinary General Meeting (agenda item 4).

For	133,609,325
Against	6,059
Abstain	103,526
Broker Non-Votes	--

4.  Conditional approval of the sale, transfer and assumption of Patheon’s business, including substantially all of the assets and liabilities of Patheon, to or by Thermo Fisher (CN) Luxembourg S.à r.l. (“Purchaser”) (or an affiliate of Purchaser) as required under article 2:107a of the Dutch Civil Code (agenda item 5).

For	133,698,655
Against	340
Abstain	19,915
Broker Non-Votes	--

5.  Conditional resolution to (i) dissolve Patheon in accordance with article 2:19 of the Dutch Civil Code, (ii) appoint Stichting Vereffenaar Patheon as the liquidator of Patheon, (iii) appoint Patheon Holdings B.V. as the custodian of the books and records of Patheon, and (iv) approve the reimbursement by Patheon of the liquidator’s reasonable salary and costs (subject to approval of such reimbursement by Patheon’s independent directors) (agenda item 6).

For	133,697,555
Against	1,340
Abstain	20,015
Broker Non-Votes	--

6.  Conditional resolution to amend Patheon’s articles of association and to convert the legal form of Patheon into a private company with limited liability (agenda item 7).

For	133,697,545
Against	1,450
Abstain	19,915
Broker Non-Votes	--

7.  Non-binding advisory vote to approve the compensation that will or may become payable by Patheon to Patheon’s named executive officers in connection with the completion of the tender offer by Purchaser to purchase all of the outstanding ordinary shares of Patheon (agenda item 8).

For	132,200,465
Against	1,208,283
Abstain	310,162
Broker Non-Votes	--

Additional Information and Where to Find It

This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any ordinary shares of Patheon or any other securities, nor is it a substitute for the tender offer materials that Thermo Fisher and its acquisition subsidiary have filed with the SEC.  On May 31, 2017, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, was filed with the SEC by Thermo Fisher and its acquisition subsidiary and a solicitation/recommendation statement on Schedule 14D-9 was filed with the SEC by Patheon with respect to the tender offer. The offer to purchase all of the outstanding ordinary shares of Patheon is only being made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO (as amended from time to time).

THE TENDER OFFER MATERIALS (INCLUDING THE OFFER TO PURCHASE, THE RELATED LETTER OF TRANSMITTAL AND THE OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 CONTAIN IMPORTANT INFORMATION.  INVESTORS AND SHAREHOLDERS OF PATHEON ARE URGED TO READ THESE DOCUMENTS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT SUCH PERSONS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR ORDINARY SHARES.

The tender offer materials (including the offer to purchase and the related letter of transmittal and the other tender offer documents), the solicitation/recommendation statement and other documents filed with the SEC by Thermo Fisher or Patheon may be obtained free of charge at the SEC’s website at www.sec.gov or at Patheon’s website at www.patheon.com or by contacting Patheon’s investor relations department at 919-226-3165 or at Thermo Fisher’s website at www.thermofisher.com or by contacting Thermo Fisher’s investor relations department at 781-622-1111. In addition, investors and shareholders of Patheon may obtain free copies of the tender offer materials by contacting D.F. King & Co., Inc., Thermo Fisher’s information agent for the tender offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patheon N.V.

By:	/s/ Eric Sherbet
	Name:	Eric Sherbet
	Title:	General Counsel and Secretary

Date: August 2, 2017